UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in charter)

Duke Realty Corporation: Indiana	1-9044	35-1740409
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Duke Realty Limited Partnership Indiana	0-20625	35-1898425
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices)

Registrants’ Telephone Number, including Area Code: (317) 808-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03.	Amendments to Articles of Incorporate or Bylaws; Change in Fiscal Year.

On January 28, 2015, Duke Realty Corporation (the “Company”), as general partner of Duke Realty Limited Partnership (the “Operating Partnership”), the operating partnership of the Company, executed the Fourth Amendment to the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Limited Partnership Agreement Amendment”), which amended the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership. The effective date of the Limited Partnership Agreement Amendment was January 28, 2015, and the purpose of the Limited Partnership Agreement Amendment was to establish the terms of a new class of partnership interests designated as LTIP Units, which are intended to be utilized by the Company and the Operating Partnership in its equity compensation programs. In connection with the Limited Partnership Agreement Amendment, the Executive Compensation Committee of the Company’s Board of Directors also approved (i) the First Amendment to Duke Realty Corporation 2010 Performance Share Plan (the “Performance Share Plan Amendment”), to allow for the issuance of LTIP Units pursuant to the Duke Realty 2010 Performance Share Plan and (ii) the Form of LTIP Unit Award Agreement and the Form of 2010 Performance Share Plan LTIP Unit Award Agreement (together, the “Award Agreements”).

The foregoing summaries are qualified in their entirety by reference to the Limited Partnership Agreement Amendment and the Performance Share Plan Amendment, which are attached hereto as Exhibits 3.1 and 10.1, respectively, and the Award Agreements, which are attached hereto as Exhibits 10.2 and 10.3.

Item 9.01	Exhibits

Exhibit No.	Description

3.1	Fourth Amendment to the Fifth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, dated January 28, 2015

10.1	First Amendment to Duke Realty Corporation 2010 Performance Share Plan

10.2	Form of LTIP Unit Award Agreement

10.3	Form of 2010 Performance Share Plan LTIP Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
	Name:	Ann C. Dee
	Title:	Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
	Name:	Ann C. Dee
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: January 29, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amendment to the Fifth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, dated January 28, 2015

10.1	First Amendment to Duke Realty Corporation 2010 Performance Share Plan

10.2	Form of LTIP Unit Award Agreement

10.3	Form of 2010 Performance Share Plan LTIP Unit Award Agreement